POWER OF ATTORNEY

The undersigned, being a director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint each of Richard T. Potter, Jr., D. Scott Dolfi, and John H. Walter as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

1)	the individual deferred variable annuity and group deferred variable annuity marketed under the name Value Guard II, Securities Act of 1933 File No. 2-74906;
2)	two types of individual deferred variable annuity – the single premium payment contract and flexible payment contract – marketed under the name The Guardian Investor Individual Variable Annuity, Securities Act of 1933 File No. 33-3175;
3)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Retirement Asset Manager, Securities Act of 1933 File No. 333-21975;
4)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Asset Builder, Securities Act of 1933 File No. 333-109483;
5)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Income Access, Securities Act of 1933 File No. 333-87468;
6)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series L, Securities Act of 1933 File No. 333-153839;
7)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series B, Securities Act of 1933 File No. 333-153840

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 13th day of August, 2009.

/s/ Margaret W. Skinner
Margaret W. Skinner

Witness:	/s/ Karen L. Olvany

POWER OF ATTORNEY

The undersigned, being a director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint each of Richard T. Potter, Jr., D. Scott Dolfi, and John H. Walter as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

1)	the individual deferred variable annuity and group deferred variable annuity marketed under the name Value Guard II, Securities Act of 1933 File No. 2-74906;
2)	two types of individual deferred variable annuity – the single premium payment contract and flexible payment contract – marketed under the name The Guardian Investor Individual Variable Annuity, Securities Act of 1933 File No. 33-3175;
3)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Retirement Asset Manager, Securities Act of 1933 File No. 333-21975;
4)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Asset Builder, Securities Act of 1933 File No. 333-109483;
5)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Income Access, Securities Act of 1933 File No. 333-87468;
6)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series L, Securities Act of 1933 File No. 333-153839;
7)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series B, Securities Act of 1933 File No. 333-153840

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 13th day of August, 2009.

/s/ Gary B. Lenderink
Gary B. Lenderink

Witness:	/s/ Karen L. Olvany

POWER OF ATTORNEY

The undersigned, being a director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint each of Richard T. Potter, Jr. and John H. Walter as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

1)	the individual deferred variable annuity and group deferred variable annuity marketed under the name Value Guard II, Securities Act of 1933 File No. 2-74906;
2)	two types of individual deferred variable annuity – the single premium payment contract and flexible payment contract – marketed under the name The Guardian Investor Individual Variable Annuity, Securities Act of 1933 File No. 33-3175;
3)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Retirement Asset Manager, Securities Act of 1933 File No. 333-21975;
4)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Asset Builder, Securities Act of 1933 File No. 333-109483;
5)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Income Access, Securities Act of 1933 File No. 333-87468;
6)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series L, Securities Act of 1933 File No. 333-153839;
7)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series B, Securities Act of 1933 File No. 333-153840

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 13th day of August, 2009.

/s/ D. Scott Dolfi
D. Scott Dolfi

Witness:	/s/ Karen L. Olvany

POWER OF ATTORNEY

The undersigned, being a director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint each of Richard T. Potter, Jr., D. Scott Dolfi, and John H. Walter as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

1)	the individual deferred variable annuity and group deferred variable annuity marketed under the name Value Guard II, Securities Act of 1933 File No. 2-74906;
2)	two types of individual deferred variable annuity – the single premium payment contract and flexible payment contract – marketed under the name The Guardian Investor Individual Variable Annuity, Securities Act of 1933 File No. 33-3175;
3)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Retirement Asset Manager, Securities Act of 1933 File No. 333-21975;
4)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Asset Builder, Securities Act of 1933 File No. 333-109483;
5)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Income Access, Securities Act of 1933 File No. 333-87468;
6)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series L, Securities Act of 1933 File No. 333-153839;
7)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series B, Securities Act of 1933 File No. 333-153840

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 13th day of August, 2009.

/s/ Robert E. Broatch
Robert E. Broatch

Witness:	/s/ Karen L. Olvany

POWER OF ATTORNEY

The undersigned, being a director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint each of Richard T. Potter, Jr., D. Scott Dolfi, and John H. Walter as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

1)	the individual deferred variable annuity and group deferred variable annuity marketed under the name Value Guard II, Securities Act of 1933 File No. 2-74906;
2)	two types of individual deferred variable annuity – the single premium payment contract and flexible payment contract – marketed under the name The Guardian Investor Individual Variable Annuity, Securities Act of 1933 File No. 33-3175;
3)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Retirement Asset Manager, Securities Act of 1933 File No. 333-21975;
4)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Asset Builder, Securities Act of 1933 File No. 333-109483;
5)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Income Access, Securities Act of 1933 File No. 333-87468;
6)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series L, Securities Act of 1933 File No. 333-153839;
7)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series B, Securities Act of 1933 File No. 333-153840

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 13th day of August, 2009.

/s/ K. Rone Baldwin
K. Rone Baldwin

Witness:	/s/ Karen L. Olvany

POWER OF ATTORNEY

The undersigned, being a director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint each of Richard T. Potter, Jr., D. Scott Dolfi, and John H. Walter as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

1)	the individual deferred variable annuity and group deferred variable annuity marketed under the name Value Guard II, Securities Act of 1933 File No. 2-74906;
2)	two types of individual deferred variable annuity – the single premium payment contract and flexible payment contract – marketed under the name The Guardian Investor Individual Variable Annuity, Securities Act of 1933 File No. 33-3175;
3)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Retirement Asset Manager, Securities Act of 1933 File No. 333-21975;
4)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Asset Builder, Securities Act of 1933 File No. 333-109483;
5)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Income Access, Securities Act of 1933 File No. 333-87468;
6)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series L, Securities Act of 1933 File No. 333-153839;
7)	the individual flexible premium deferred variable annuity marketed under the name The Guardian Investor Variable Annuity Series B, Securities Act of 1933 File No. 333-153840

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 31st day of July, 2009.

/s/ Joseph A. Caruso
Joseph A. Caruso

Witness:	/s/ Susanne Perez